GUARDIAN VARIABLE PRODUCTS TRUST

Supplement dated December 17, 2019

to the Prospectus dated May 1, 2019

The “Management” section of the Prospectus of Guardian Integrated Research VIP Fund (the “Fund”) is revised to add the following individual as a Portfolio Manager of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Tiffany Wade	Portfolio Manager	December 17, 2019

Peter Santoro, CFA and Melda Mergen, CFA, CAIA remain as Portfolio Managers of the Fund.

The disclosure under the heading “Portfolio Managers – Guardian Integrated Research VIP Fund” beginning on page 91 of the Prospectus has been deleted and replaced in its entirety by the following:

Peter Santoro, CFA

Senior Portfolio Manager of CMIA

Mr. Santoro is the lead portfolio manager of the Columbia Focused Large Cap Core strategy for Columbia Threadneedle Investments. He is also a co-manager on the Columbia Dividend Value strategy and Columbia Large Cap Growth strategy. Mr. Santoro joined one of the Columbia Threadneedle Investments legacy firms in 2003. Previously, Mr. Santoro was an equity analyst for Rockefeller & Company, concentrating on the global consumer sector. While at Rockefeller & Company, he was also responsible for managing global portfolios for select clients and making asset allocation recommendations. He has been a member of the investment community since 1996. Mr. Santoro graduated, cum laude, from Amherst College in 1994. In addition, he holds the Chartered Financial Analyst® designation.

Melda Mergen, CFA, CAIA

Senior Portfolio Manager, Managing Director and Deputy Global Head of Equities of CMIA

Ms. Mergen is deputy global head of equities for Columbia Threadneedle Investments. In this role she leads the company’s U.S. equity investment team capabilities. She is also co-lead portfolio manager on the Columbia Focused Large Cap Core strategy. She is also a co-manager on the Columbia Large Cap Growth strategy, Columbia Global Equity Value Fund and Columbia Global Strategic Equity Fund. Prior to her current role, Ms. Mergen led the ‘5P’ Investment Oversight team from 2004 to April 2014. Before that, Ms. Mergen was a senior equity quantitative research analyst. Ms. Mergen joined one of the Columbia Threadneedle Investments legacy firms in 1999 and has been a member of the investment community since then. Ms. Mergen received a B.A. in Economics from Bogazici University and an MBA from the University of Massachusetts at Amherst. She is a member of the Boston Security Analysts Society and the CFA Institute. In addition, she holds the Chartered Financial Analyst® and Chartered Alternative Investment Analyst designations.

Tiffany Wade

Portfolio Manager of CMIA

Ms. Wade is a portfolio manager at Columbia Threadneedle Investments. In this role, she covers large-cap equity and global infrastructure strategies. Ms. Wade joined one of the Columbia Threadneedle Investments firms in 2010 and has been a member of the investment community since 2008. Previously, Ms. Wade was an equity research analyst at Barclays Capital. Ms. Wade received a BA in economics from Brown University.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.